Exhibit (24)
WACHOVIA CORPORATION
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of WACHOVIA CORPORATION (the “Corporation”) hereby constitute and appoint Mark C. Treanor, Ross E. Jeffries, Jr. and Anthony R. Augliera, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, the Corporation’s Annual Report on Form10-K for the year ended December 31, 2006, to be filed with the Securities and Exchange Commission, and to sign any and all amendments to such Annual Report.

SIGNATURE	CAPACITY

/s/ G. Kennedy Thompson	Chairman, President, Chief Executive Officer and Director

G. KENNEDY THOMPSON

/s/ Thomas J. Wurtz	Senior Executive Vice President and Chief Financial Officer

THOMAS J. WURTZ

/s/ Peter M. Carlson	Senior Vice President and Corporate Controller (Principal Accounting Officer)

PETER M. CARLSON

/s/ John D. Baker, II	Director

JOHN D. BAKER, II

/s/ Robert J. Brown	Director

ROBERT J. BROWN

/s/ Peter C. Browning	Director

PETER C. BROWNING

/s/ John T. Casteen, III	Director

JOHN T. CASTEEN III

/s/ Jerome A. Gitt	Director

JEROME A. GITT

/s/ William H. Goodwin, Jr.	Director

WILLIAM H. GOODWIN, JR.

SIGNATURE	CAPACITY

/s/ Maryellen C. Herringer	Director

MARYELLEN C. HERRINGER

/s/ Robert A. Ingram	Director

ROBERT A. INGRAM

/s/ Donald M. James	Director

DONALD M. JAMES

/s/ Mackey J. McDonald	Director

MACKEY J. MCDONALD

/s/ Joseph Neubauer	Director

JOSEPH NEUBAUER

/s/ Timothy D. Proctor	Director

TIMOTHY D. PROCTOR

/s/ Ernest S. Rady	Director

ERNEST S. RADY

/s/ Van L. Richey	Director

VAN L. RICHEY

/s/ Ruth G. Shaw	Director

RUTH G. SHAW

/s/ Lanty L. Smith	Director

LANTY L. SMITH

/s/ John C. Whitaker, Jr.	Director

JOHN C. WHITAKER, JR.

/s/ Dona Davis Young	Director

DONA DAVIS YOUNG
February 20, 2007
Charlotte, NC